Pensions and other post-employment benefit plans - Net benefit expense recognized in profit and loss and in other comprehensive income (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Net benefit expense recognized in profit and loss
Current service cost	€ 249	€ 104
Net interest (expense)/income	(4)	(2)
Total pension costs	245	103
Net benefit expense recognized in other comprehensive income
Actuarial loss-experience adjustment	6	73
Total recognized in OCI	€ 8	€ 73